Item 1: Report to Shareholders

Capital Appreciation Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The year 2007 will go down in history as a tale of two very different market environments. The first half of 2007 was characterized by strong equity markets, solid corporate earnings growth, significant private-equity takeover activity, and historically low credit spreads on risky assets. The second half featured declining equity markets, the bursting of the private-equity bubble, declining earnings, widening credit spreads, and a liquidity crisis in many fixed-income sectors. After years of underperformance, growth investing came back in vogue in 2007, and growth stocks significantly outperformed various value indexes. Your fund produced solid results in 2007 and achieved two of our most important investment objectives, despite a very tough year for our value investment style.

Before we delve into our short-term results from 2007, we would like to welcome new shareholders to the fund and thank all of our longer-term investors for their continuing confidence in our investment management abilities. For the benefit of all shareholders, we would also like to reiterate the fund’s three most important investment objectives in order of importance:

• Capital preservation

• Strong risk-adjusted performance relative to equity indexes and equity-like returns over a business cycle

• Strong performance relative to our Morningstar and Lipper benchmarks

HIGHLIGHTS

• Despite a very tough year for our value investment style, your fund achieved two of our most important investment objectives—capital preservation and strong risk-adjusted performance relative to the S&P 500.

• Our strong absolute and risk-adjusted performance in 2007 can be attributed to our risk-aware investment strategy that kept us out of many of the biggest stock torpedoes in the second half of the year.

• We remain focused on meeting our shareholders’ long-term objectives; we do not invest with a 6- or 12-month investment horizon. We take a three- to five-year investment view with every name we add to the portfolio.

• With the market weakening and valuations compressing, a number of stocks are now pricing in a recession. Even if we have one, we believe there are a number of stocks that may not fall much below current levels.

PERFORMANCE

In 2007, your fund delivered a 4.56% total return and achieved our main objective of capital preservation. Accomplishing this objective was a little more difficult than in prior years, as absolute and relative weakness among large-cap value stocks in the second half of the year partially eroded our gains in the first half. We were also able to achieve our second objective of strong risk-adjusted performance relative to the S&P 500. We generated 83% of the S&P 500’s return but only assumed 71% of equity market risk to achieve that objective. This is the seventh consecutive year that we have surpassed the S&P 500 on a risk-adjusted basis. (Returns for Advisor Class shares reflect a different fee structure.)

Our strong absolute and risk-adjusted performance in 2007 can be attributed to our risk-aware investment strategy that kept us out of many of the biggest stock torpedoes in the second half of the year. Your fund did not own any investment banks, bond insurers, money center banks, student lenders, or subprime lenders. In addition, we cut back on financials early in the second half of the year and sold our small stake in a homebuilder at prices well above where its stock is currently trading. After financials fell significantly in the second half of the year, your fund initiated positions in two investment banks trading at modest premiums to book value.

As shown in the Performance Comparison table, the fund lagged its Morningstar and Lipper benchmarks. Since its inception in 1986, the Capital Appreciation Fund has had a value investing bias. Our value strategy involves buying assets for significantly less than fair value when sentiment or near-term fundamentals are poor but long-term underlying trends are positive.

We believe that if an asset is trading well below fair value (say, 60 cents on the dollar), its downside will be relatively limited. This strategy has enabled us to generate positive returns for each of the last 17 calendar years. However, in 2007, more risky, speculative, and expensive growth stocks in the information technology and health care sectors rose substantially. While these hyper growth stocks represent only a small portion of the S&P 500, their significant returns represented a disproportionate amount of the index’s total return. As a value-oriented fund, we chose not to invest in these names for the same reason we chose not to invest in tech stocks in the late 1990s: high valuations and substantial downside risk. Avoiding high-risk tech names in the late 1990s allowed the fund to generate positive returns during the 2000-2002 bear market, and we think avoiding these high-multiple stocks now will pay dividends in the future.

Over the long haul, value investing strategies have generated above-market returns, and we believe this will continue. However, during periods in which growth stocks make up a disproportionate amount of the market’s total return, it will be difficult for the Capital Appreciation Fund to outperform its benchmarks.

We remain focused on meeting our shareholders’ long-term objectives; we do not invest with a six-month or a one-year investment horizon. We take a three- to five-year investment view with every name we add to the portfolio. We hope to retain and attract investors who have a similar investment time horizon and share our three objectives.

PORTFOLIO REVIEW

Oil and gas was the strongest sector in the second half of 2007 due to a weak U.S. dollar, strong global demand, and weak non-OPEC supply growth. Our large investment in Murphy Oil did quite well, rising 43% during the second half of the year. Murphy Oil is poised to double its production from 2007 to 2010 and could unlock shareholder value through a sale or spin-off of its undervalued refining and marketing assets. Our Schlumberger and Peabody Energy convertible securities also performed quite strongly, driven by solid international demand for oil services and higher coal prices, respectively. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our utility investments produced very strong absolute and relative results in the second half of the year. Our large investment in gas and electric utility PPL, which rose 13%, was our seventh-largest contributor to performance. PPL and Murphy Oil are very similar investments in many ways. We made Murphy Oil a top-five holding more than a year before production growth was expected to accelerate in 2008. We bought PPL many years before its earnings were expected to explode in 2010. In the case of Murphy Oil and PPL, the market was very focused on the short term—which, in both cases, was less rosy—and failed to accurately price these names based on their positive intermediate-term fundamentals. When those fundamentals became clearer to the market, both stocks were off to the races. Getting back to utilities, our investments in Sempra, Entergy, and our NRG convertible securities all outperformed the market.

The financials sector was by far the worst-performing sector in the second half, driven by the repricing of risky assets, a credit crunch, rising consumer defaults on mortgages and other loans, declining home prices, and the bursting of the private-equity bubble. The good news is that your fund avoided the biggest stock torpedoes in this sector and reduced exposure to financials early in the second half of the year. Strong stock selection, such as Aon and Nuveen Investments, which was acquired by a private-equity group, partially offset losses in the rest of this tumultuous sector.

Our stock selection and underweight in technology hurt our relative and absolute performance in the second half of 2007. While our investments in Intel and Microsoft both delivered very strong results, not owning hyper growth technology names such as Amazon.com, Apple, Research in Motion, Google, and a few others hurt fund performance. We continue to underweight technology as we believe the slowing economy and the challenges among companies in the financials sector (a major source of demand for tech equipment) will impact the fundamentals of many hyper growth tech names in 2008. Given their rich valuations, they have no room for error. Within tech, we currently favor some of the lower-multiple, lower-risk names such as Tyco Electronics, Dell, and semiconductor company Xilinx, all of which are trading well below the S&P 500’s P/E ratio (18.4 trailing, 15.1 forward) as of December 31, 2007. In addition, these companies are aggressively buying back their stocks and have very positive long-term fundamentals.

The last sector we would like to review is consumer discretionary. While this would seem to be a sector to avoid at the beginning of an economic slowdown, the vast majority of what we own comes from what we consider to be the “less discretionary” portion of the sector. This includes cable systems providers, tax preparation firms, and somewhat counter-cyclical retailers, such as TJX. Most of the names in this space, even those that are not that cyclical, are trading at record low valuations and at significant discounts to private market value. Our investments in Time Warner, Cablevision, and H&R Block all hurt the fund’s results in the second half of 2007. However, we believe the private market value for each of these companies is significantly above its current valuation, and we fully expect all of these names to be significant contributors to performance in future years.

PORTFOLIO STRATEGY AND OUTLOOK

Over the last 18 months, your portfolio management team has had a very cautious view of the overall stock market. We acted on that view by reducing our equity exposure and trimming or eliminating some of the higher-risk names in the portfolio, decreasing our convertible holdings, increasing our money market exposure, and adding aggressively to high-quality bonds. This strategy significantly contributed to fund performance in 2007, especially in the second half of the year, and allowed us to meet two of our most important investment objectives for the seventh year in a row.

However, following the stock market’s poor performance in the second half of 2007, we are slowly becoming more positive on the outlook and starting to add to our equity weight. Why, you may ask, with the economy appearing to be heading for a recession? Isn’t this the time to be more cautious? These are questions we ask ourselves every day.

But with the market weakening and valuations compressing, stocks are looking more interesting. In addition, a number of stocks are now essentially pricing in a recession. In other words, even if we have a deep, protracted recession, there are a number of stocks that may not fall much below current levels. Moreover, even if we do go into a recession, the stock market has historically risen between the start and the end of a recession, and the best time to buy stocks is in the middle of the downturn. Whether or not the U.S. economy falls into a recession—conventionally defined as two consecutive quarters of negative GDP growth—is irrelevant. In our opinion, the U.S. consumer and the housing market are already in the midst of a very tough recession and have been for the last three to six months. On the other side of this consumer recession, we believe a number of consumer discretionary and financials stocks have significant upside potential over the next two to three years.

Your portfolio management team has moved slowly and deliberately and will continue to do so, as the market digests the weaker economy, the credit crunch, and the worst housing downturn in the last quarter of a century. We will likely be buyers on weakness, particularly when we find securities with an attractive risk-reward tradeoff and limited downside potential.

IN CLOSING

I would like to acknowledge and thank the Investment Advisory Committee that is responsible for the oversight of your fund for their diligent efforts. This team, which comprises portfolio managers, quantitative analysts, fixed-income analysts, and equity analysts with many decades of combined investment experience, is supported by a strong global equity and fixed-income platform in which T. Rowe Price continues to invest aggressively.

Thank you for the confidence you have placed in us.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

January 15, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,00

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights | For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 20.62	$ 20.06	$ 19.49	$ 17.50	$ 14.21
Investment activities					
Net investment income	0.51	0.48	0.33	0.29	0.25
Net realized and unrealized gain	0.42	2.44	1.01	2.38	3.36
Total from investment activities	0.93	2.92	1.34	2.67	3.61
Distributions					
Net investment income	(0.53)	(0.50)	(0.30)	(0.29)	(0.26)
Net realized gain	(1.12)	(1.86)	(0.47)	(0.39)	(0.06)
Total distributions	(1.65)	(2.36)	(0.77)	(0.68)	(0.32)
NET ASSET VALUE					
End of period	$ 19.90	$ 20.62	$ 20.06	$ 19.49	$ 17.50
Ratios/Supplemental Data					
Total return^	4.56%	14.54%	6.85%	15.29%	25.47%
Ratio of total expenses to average net assets	0.71%	0.73%	0.76%	0.78%	0.83%
Ratio of net investment income to average net assets	2.37%	2.30%	1.66%	1.84%+	1.85%
Portfolio turnover rate	52.6%	53.7%	12.1%	17.6%	17.9%
Net assets, end of period (in millions)	$ 10,325	$ 9,312	$ 7,384	$ 4,962	$ 2,942

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 60.8%		
CONSUMER DISCRETIONARY 11.3%		
Auto Components 0.9%		
WABCO	1,848,124	92,572
		92,572
Diversified Consumer Services 1.4%		
H&R Block	7,790,300	144,666
		144,666
Household Durables 1.4%		
Fortune Brands	792,000	57,309
Newell Rubbermaid	3,622,400	93,748
		151,057
Media 4.0%		
Cablevision Systems, Class A (1)	4,247,200	104,056
EchoStar Communications, Class A (1)	565,000	21,312
McGraw-Hill	611,000	26,768
New York Times, Class A	806,347	14,135
Time Warner	11,477,900	189,500
Time Warner Cable, Class A (1)	2,480,995	68,476
		424,247
Multiline Retail 0.3%		
Kohl's (1)	591,300	27,082
		27,082
Specialty Retail 3.3%		
Home Depot	3,894,800	104,926
Lowes	5,626,200	127,264
TJX	3,889,800	111,754
		343,944
Total Consumer Discretionary		1,183,568

CONSUMER STAPLES 6.3%		
Beverages 2.0%		
Anheuser-Busch	2,520,000	131,897
Coca-Cola	1,303,900	80,020
		211,917
Food & Staples Retailing 2.0%		
CVS Caremark	2,308,800	91,775
Wal-Mart	2,559,700	121,663
		213,438
Food Products 1.8%		
General Mills	1,750,370	99,771
Kraft Foods, Class A	2,592,800	84,603
		184,374
Household Products 0.5%		
Procter & Gamble	691,200	50,748
		50,748
Total Consumer Staples		660,477
ENERGY 5.8%		
Energy Equipment & Services 0.8%		
Baker Hughes	501,700	40,688
BJ Services	1,469,500	35,650
		76,338
Oil, Gas & Consumable Fuels 5.0%		
CNX Gas (1)	2,270,216	72,533
ExxonMobil	1,588,252	148,803
Murphy Oil	1,876,207	159,178
Sunoco	484,000	35,061

HEALTH CARE 6.3%

Health Care Equipment & Supplies 2.5%		
Baxter International	923,000	53,580
Covidien	4,699,200	208,128
		261,708
Health Care Providers & Services 1.2%		
Cardinal Health	2,195,000	126,761
		126,761
Pharmaceuticals 2.6%		
Merck	1,019,500	59,243
Pfizer	6,089,000	138,403
Wyeth	1,766,600	78,066
		275,712
Total Health Care		664,181

INDUSTRIALS & BUSINESS SERVICES 6.9%

Aerospace & Defense 0.3%		
Honeywell International	490,900	30,225
		30,225
Airlines 0.7%		
Southwest Airlines	6,473,500	78,977
		78,977
Industrial Conglomerates 4.0%		
3M	320,000	26,982
GE	7,441,500	275,857
Tyco International	2,890,823	114,621
		417,460
Machinery 1.9%		
Danaher	1,582,500	138,849

Illinois Tool Works	1,066,500	57,100
ITT	94,400	6,234
		202,183
Total Industrials & Business Services		728,845

INFORMATION TECHNOLOGY 7.4%

Communications Equipment 1.1%		
Alcatel-Lucent, ADR	7,935,000	58,084
Motorola	3,738,300	59,963
		118,047
Computers & Peripherals 1.4%		
Dell (1)	4,699,000	115,173
Sun Microsystems (1)	1,516,500	27,494
		142,667
Electronic Equipment & Instruments 1.9%		
Tyco Electronics	5,313,000	197,272
		197,272
IT Services 0.5%		
Western Union	2,395,600	58,165
		58,165
Semiconductor & Semiconductor Equipment 0.7%		
Intel	1,094,900	29,190
Xilinx	1,890,000	41,334
		70,524
Software 1.8%		
Microsoft	5,450,600	194,041
		194,041
Total Information Technology		780,716

UTILITIES 0.2%

Independent Power Producers & Energy Traders 0.2%

NRG Energy	8,800	19,527
Total Utilities		19,527
Total Convertible Preferred Stocks (Cost $239,507)		258,497

CONVERTIBLE BONDS 6.5%

Actuant, 2.00%, 11/15/23	2,000,000	3,500
Amgen, 0.375%, 2/1/13 (3)	66,293,000	58,040
Amgen, 0.375%, 2/1/13	37,857,000	33,144
Henry Schein, 3.00%, 8/15/34	23,590,000	33,850
Invitrogen, 3.25%, 6/15/25	22,024,000	25,648
Ivax Corporation, 4.50%, 5/15/08	2,326,000	2,432
Liberty Media, 3.50%, 1/15/31	68,361,000	50,741
Lifepoint Hospitals, 3.25%, 8/15/25	34,053,000	29,488
Lucent Technologies, Series A, VR, 2.875%, 6/15/23	18,261,000	16,806
Lucent Technologies, Series B, VR, 2.875%, 6/15/25	44,342,000	36,910
Microchip Technology, 2.125%, 12/15/37 (3)	23,827,000	25,145
Newmont Mining, 1.25%, 7/15/14 (3)	8,795,000	11,045
Newmont Mining, 1.625%, 7/15/17 (3)	3,938,000	4,917
Newport, 2.50%, 2/15/12 (3)	11,293,000	9,925
Newport, 2.50%, 2/15/12	17,000,000	14,940
Oil States International, 2.375%, 7/1/25	34,861,000	45,027
Peabody Energy, 4.75%, 12/15/66	46,900,000	59,382
Schlumberger, Series A, VR, 1.50%, 6/1/23	19,236,000	52,387
Schlumberger, Series B, VR, 2.125%, 6/1/23	13,200,000	32,506
United Dominion Realty Trust, 4.00%, 12/15/35	43,500,000	42,205
USF&G, Zero Coupon, 3/3/09	15,349,000	14,682

Valeant, 4.00%, 11/15/13	40,884,000	34,794
Xilinx, 3.125%, 3/15/37	55,500,000	48,088
Total Convertible Bonds (Cost $640,978)		685,602

CORPORATE BONDS 3.0%

American Tower, 7.125%, 10/15/12	13,008,000	13,463
American Tower, 7.50%, 5/1/12	685,000	711
Cincinnati Gas & Electric, 5.70%, 9/15/12	23,768,000	24,720
CSC Holdings, 7.25%, 7/15/08	42,402,000	42,561
Echostar DBS, 5.75%, 10/1/08	55,110,000	55,110
Nextel Communications, 7.375%, 8/1/15	94,903,000	93,805
Owens-Brockway Glass Container, 8.875%, 2/15/09	6,875,000	6,875
Southern Power, 6.25%, 7/15/12	13,700,000	14,337
TECO Finance, 7.00%, 5/1/12 (3)	11,300,000	11,696
Williams Companies, STEP, 8.125%, 3/15/12	19,425,000	21,076
Xerox, 9.75%, 1/15/09	31,150,000	32,548
Total Corporate Bonds (Cost $316,849)		316,902

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 9.0%

U.S. Treasury Obligations 9.0%

U.S. Treasury Notes, 4.50%, 5/15/10	27,640,000	28,569
U.S. Treasury Notes, 4.50%, 4/30/12	218,545,000	228,379
U.S. Treasury Notes, 4.75%, 5/15/14	496,606,000	528,187
U.S. Treasury Notes, 4.875%, 5/31/08	81,175,000	81,670
U.S. Treasury Notes, 4.875%, 5/15/09	81,175,000	83,103
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $895,510)		949,908

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $10,037,589)	$ 10,723,625
Interest and dividends receivable	37,057
Receivable for investment securities sold	36,388
Receivable for shares sold	12,605
Other assets	530
Total assets	10,810,205
Liabilities	
Payable for investment securities purchased	215,195
Obligation to return securities lending collateral	50,860
Payable for shares redeemed	36,721
Investment management fees payable	5,454
Due to affiliates	591
Other liabilities	712
Total liabilities	309,533
NET ASSETS	$ 10,500,672
Net Assets Consist of:	
Undistributed net investment income	$ 2,007
Accumulated undistributed net realized gain	78,088
Net unrealized gain	686,057
Paid-in capital applicable to 527,585,369 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	9,734,520
NET ASSETS	$ 10,500,672
NET ASSET VALUE PER SHARE	
Investor Class	
($10,325,173,029 / 518,728,906 shares outstanding)	$ 19.90
Advisor Class	
($175,499,420 / 8,856,463 shares outstanding)	$ 19.82

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/07	12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 249,437	$ 189,264
Net realized gain	679,819	862,708
Change in net unrealized gain (loss)	(487,777)	88,267
Increase in net assets from operations	441,479	1,140,239
Distributions to shareholders		
Net investment income		
Investor Class	(256,606)	(203,039)
Advisor Class	(4,169)	(1,006)
Net realized gain		
Investor Class	(542,249)	(755,178)
Advisor Class	(9,935)	(4,057)
Decrease in net assets from distributions	(812,959)	(963,280)
Capital share transactions*		
Shares sold		
Investor Class	2,549,646	2,321,862
Advisor Class	193,675	43,594
Shares issued in connection with fund acquisition - Investor Class	–	47,760
Distributions reinvested		
Investor Class	759,724	909,911
Advisor Class	13,892	4,772
Shares redeemed		
Investor Class	(1,938,109)	(1,528,557)
Advisor Class	(69,840)	(17,515)
Increase in net assets from capital share transactions	1,508,988	1,781,827
Net Assets		
Increase during period	1,137,508	1,958,786
Beginning of period	9,363,164	7,404,378
End of period	**$ 10,500,672**	**$ 9,363,164**
Undistributed (overdistributed) net investment income	2,007	(15,439)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $271,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, aswell as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, the value of loaned securities was $50,875,000; aggregate collateral consisted of $50,860,000 in the money market pooled trust.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,364,150,000 and $4,515,138,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, at December 31, 2007, amortization of $5,297,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $10,042,886,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Asset Allocation Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 2,335,428 shares of the fund (with a value of $47,760,000) for all 3,785,570 shares of the acquired fund outstanding on June 19, 2006 with the same value. The net assets of the acquired fund at that date included $5,188,000 of unrealized depreciation. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $7,878,477,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $139,000 for Price Associates, $5,025,000 for T. Rowe Price Services, Inc., and $1,646,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund, (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $115,180,000 from short-term capital gains,

• $514,116,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $134,469,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $114,513,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1986	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1988	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent trustee oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company; Vice President, Capital Appreciation Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Capital Appreciation Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Capital Appreciation Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,	Group, Inc., and T. Rowe Price Trust Company
Capital Appreciation Fund

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
President, Capital Appreciation Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Capital Appreciation Fund	T. Rowe Price Investment Services, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.

Christian M. O’Neill (1969)	Vice President, T. Rowe Price; formerly Equity
Vice President, Capital Appreciation Fund	Research Analyst, Morgan Stanley and Trader and
Operations Scheduler, ExxonMobil Corporation
(2006)

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc.; formerly student, The Wharton
Business School, University of Pennsylvania
(to 2004); Equity Analyst Intern, Wellington
Management Company, LLP (to 2003); consul-
tant, Sibson Management Consulting (to 2002)

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Appreciation Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Capital Appreciation Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008